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                                       8-K
                                 Current Report


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 3, 1999



                 DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION
             (Exact name of registrant as specified in its charter)



       DELAWARE                      333-08328                 04-3310019
(State or other Jurisdiction        (Commission              (I.R.S. Employer
       Incorporation)               File Number)          Identification Number)

                              ---------------------

                               31 West 52nd Street
                            New York, New York 10019
                          (principal executive offices)
                                 (212) 469-5000



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Item 5.  OTHER EVENTS
---------------------

         Description of the Certificates

         Deutsche Mortgage & Asset Receiving Corporation (the "Depositor") will cause to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a Prospectus Supplement and the Prospectus filed as part of Registration Statement, File No. 333-08328, in connection with the Depositor's issuance of a series of certificates, entitled Commercial Mortgage Pass-Through Certificates, Series COMM 1999-1 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement among the Depositor, AMRESCO Services, L.P. as master servicer, Banc One Mortgage Capital Markets LLP as special servicer, LaSalle National Bank, as Trustee and ABN AMRO Bank, N.V., as fiscal agent.

         Computational Materials

         Deutsche Bank Securities as Underwriter of certain of the Certificates (the "Underwriter") has provided certain prospective purchasers of the Class A1, Class A2, Class B, Class C, Class D, Class E and Class F Certificates (collectively, the "Offered Certificates") with certain yield tables and other computational materials, collateral term sheets and structural term sheets (the "Computational Materials") in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the assets of the trust fund in which the Certificates represent beneficial ownership, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes and Certificates based on collateral information provided by German American Capital Corporation and/or Banc One Mortgage Capital Markets, LLC and under certain assumptions and scenarios.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS
------------------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits

EXHIBIT NO. 99 DESCRIPTION
--------------------------

         Computational Materials (as defined in Item 5) that have been provided by the Underwriter to certain prospective purchasers of the Offered Certificates.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  March 3, 1999

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION


By:  Delores A. Bitar
   -------------------------
     Name: Delores A. Bitar
     Title:  Vice President














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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 3, 1999

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION


By: Delores A. Bitar
   -------------------------------
    Name: Delores A. Bitar
    Title:  Vice President